Exhibit 99.1
May 4, 2015
BroadSoft Reports First Quarter 2015 Financial Results
GAITHERSBURG, MD, May 4, 2015 - BroadSoft, Inc. (NASDAQ:BSFT), the leading global provider of Internet protocol-based, or IP-based, communications services to the telecommunications industry, today announced financial results for the quarter ended March 31, 2015.
Financial Highlights for the First Quarter of 2015

•	Total revenue increased 27% year-over-year to $55.7 million

•	GAAP gross profit equaled 72% of total revenue; non-GAAP gross profit equaled 76% of total revenue

•	GAAP income from operations totaled $0.1 million; non-GAAP income from operations totaled $7.7 million or 14% of revenue

•	GAAP basic and diluted net loss per share equaled $(0.07) per common share; non-GAAP diluted earnings per share equaled $0.24 per common share
Results for the three months ended March 31, 2015
Total revenue rose to $55.7 million in the first quarter of 2015, an increase of 27% compared to $43.9 million in the first quarter of 2014.
Net loss for the first quarter of 2015 was $(2.0) million, or $(0.07) per basic and diluted common share, compared to net loss of $(7.5) million, or $(0.26) per basic and diluted common share in the first quarter of 2014.
On a non-GAAP basis, net income in the first quarter of 2015 was $7.3 million, or $0.24 per diluted common share, compared to non-GAAP net income of $2.2 million, or $0.07 per diluted common share, in the first quarter of 2014. A reconciliation of non-GAAP and GAAP results is included in the financial tables below.
Management Commentary
“We had a great start to 2015,” said Michael Tessler, president and chief executive officer, BroadSoft. “We believe this was a result of both positive market demand trends, as well as our execution against our strategic focus areas of driving adoption of true unified communications, broadening our cloud delivery and promoting end-user sell-through.  We look forward to continuing this momentum through the remainder of 2015.”
“In the first quarter, we delivered strong earnings and cash flow results and we were particularly pleased with the level of software billings in what is typically our seasonally most challenging quarter,” said Jim Tholen, chief financial officer, BroadSoft. “We entered 2015 with a focus on investing to deliver against our substantial market opportunity and we plan to continue to drive those investments for the remainder of the year.”
Guidance
For the second quarter of 2015, BroadSoft anticipates revenue of $59 to $64 million. The Company also expects to achieve earnings on a non-GAAP basis of $0.24 to $0.36 per diluted common share.  For the full year 2015, BroadSoft expects revenue of $260 to $268 million and earnings on a non-GAAP basis of $1.42 to $1.66 per diluted common share.

Conference Call
BroadSoft will discuss its first quarter 2015 results and its business outlook today via teleconference at 8:30 a.m. Eastern Time. To participate in the teleconference, callers can dial the toll free number 1-877-312-5517 (U.S. callers only) or 1-760-666-3772 (from outside the U.S.). The conference call can also be heard live via audio webcast at http://investors.broadsoft.com/events.cfm. To help ensure the conference begins on time, please dial in or connect via the web five minutes prior to the scheduled start time.
For those unable to participate in the live call, a recording will be available shortly after the conclusion of the call at http://investors.broadsoft.com/events.cfm and will remain available until immediately prior to our next earnings call.
BroadSoft has provided in this release, and will provide on this morning’s teleconference, financial information that has not been prepared in accordance with generally accepted accounting principles, or GAAP. BroadSoft uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating BroadSoft’s ongoing operational performance. BroadSoft’s management regularly uses these non-GAAP financial measures to understand and manage its business and believes these non-GAAP financial measures provide meaningful supplemental information regarding the Company’s performance by excluding certain non-cash expenses, and may include additional adjustments for items that are infrequent in nature. BroadSoft believes the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial results with other companies in BroadSoft’s industry, many of which present similar non-GAAP financial measures to investors. A reconciliation of the non-GAAP financial measures included in this release and to be discussed on this morning’s teleconference to the most directly comparable GAAP financial measures is set forth below.
Non-GAAP financial measures:
Non-GAAP net income and net income per share. BroadSoft defines non-GAAP net income as net income plus stock-based compensation expense, amortization expense for acquired intangible assets, non-cash interest expense on the Company’s convertible notes, foreign currency transaction gains and losses and non-cash tax expense included in the GAAP tax provision. BroadSoft defines non-GAAP income per share as non-GAAP net income divided by the weighted average shares outstanding. BroadSoft considers these non-GAAP financial measures to be useful metrics for management and investors because they exclude the effect of certain non-cash expenses so management and investors can compare BroadSoft’s core business operating results over multiple periods.
Non-GAAP gross profit, license gross profit, subscription and maintenance support gross profit, and professional services and other gross profit. BroadSoft defines non-GAAP gross profit as gross profit plus stock-based compensation expense and amortization expense for acquired intangible assets. BroadSoft considers non-GAAP gross profit to be a useful metric for management and our investors because it excludes the effect of certain non-cash expenses so management and its investors can compare BroadSoft’s sales margins over multiple periods. Where BroadSoft provides further breakdown of non-GAAP gross profit between license, subscription and maintenance support and professional services and other, the Company adds back the stock-based compensation expense and amortization expense, as applicable, to the related gross profit.
Non-GAAP cost of revenue, license cost of revenue, subscription and maintenance support cost of revenue, and professional services and other cost of revenue. BroadSoft defines non-GAAP cost of revenue as cost of revenue less stock-based compensation expense and amortization expense for acquired intangible assets. BroadSoft considers non-GAAP cost of revenue to be a useful metric for management and our investors because it excludes the effect of certain non-cash expenses so management and its investors can compare BroadSoft’s cost of revenue over multiple periods. Where BroadSoft provides further breakdown of non-GAAP cost of revenue between license, subscription and maintenance support and professional services and other, the Company subtracts the stock-based compensation expense and amortization expense, as applicable, to the related cost of revenue.
Non-GAAP income from operations. BroadSoft defines non-GAAP income from operations as income from operations plus stock-based compensation expense and amortization expense for acquired intangible assets. BroadSoft considers non-GAAP income from operations to be a useful metric for management and investors because it excludes the effect of certain non-cash expenses so management and investors can compare BroadSoft’s core business operating results over multiple periods. Where BroadSoft provides further breakdown of non-GAAP operating expenses for sales and marketing, research and development and general and administrative, the Company deducts stock-based compensation expense included in the applicable expense item.
Non-GAAP operating expenses, sales and marketing expense, research and development expense and general and administrative expense. BroadSoft defines non-GAAP operating expenses as operating expense plus stock-based compensation expense allocated to sales and marketing, research and development and general and administrative expenses. Similarly,

BroadSoft defines non-GAAP sales and marketing, research and development and general and administrative expenses as the relevant GAAP measure plus stock-based compensation expense allocated to the particular expense item.
Billings. BroadSoft defines billings as revenue plus the net change in our deferred revenue balance for a particular period. BroadSoft believes that billings are a key measure of our business activity.
With respect to our expectations under “Guidance” above, and regarding certain of the projections discussed on this morning’s teleconference, reconciliation of both non-GAAP earnings per share guidance, and of projections regarding non-GAAP cost of sales and non-GAAP operating expenses in the second quarter of 2015, to the closest corresponding GAAP measures is not available without unreasonable efforts on a forward-looking basis due to the high variability, complexity and low visibility with respect to the charges excluded from these non-GAAP measures, in particular, the measures and effects of non-cash income taxes, which are extremely difficult to project as a result of our tax status in a number of foreign jurisdictions, and stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in our stock price. We expect the variability of the above charges to have a significant, and potentially unpredictable, impact on our future GAAP financial results.
The presentation of non-GAAP net income, non-GAAP net income per share, non-GAAP gross margin, non-GAAP income from operations, billings and other non-GAAP financial measures in this release and on this morning’s teleconference is not meant to be a substitute for “net income,” “net income per share,” “gross margin,” “income from operations” or other financial measures presented in accordance with GAAP, but rather should be evaluated in conjunction with such data. BroadSoft’s definition of “non-GAAP net income,” “non-GAAP net income per share,” “non-GAAP gross margin,” “non-GAAP income from operations,” “billings” and other non-GAAP financial measures may differ from similarly titled non-GAAP measures used by other companies and may differ from period to period. In reporting non-GAAP measures in the future, management may make other adjustments for expenses and gains it does not consider reflective of core operating performance in a particular period and may modify “non-GAAP net income,” “non-GAAP net income per share,” “non-GAAP gross margin,” “non-GAAP income from operations,” “billings” and such other non-GAAP measures by excluding these expenses and gains.
Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by their use of terms and phrases such as “anticipate,” “expect,” “will,” “believe,” “continue” and other similar terms and phrases, and such forward-looking statements include, but are not limited to, the statements regarding the Company’s future financial performance set forth under the heading “Guidance.” The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated by these forward-looking statements, including, but not limited to: the Company’s dependence on the success of BroadWorks and on its service provider customers to sell services using its applications; the Company’s dependence in large part on service providers’ continued deployment of, and investment in, their IP-based networks; claims that the Company infringes the intellectual property rights of others; the Company’s ability to integrate and achieve the expected benefits from its recent acquisitions; and the Company’s ability to expand its product offerings, as well as those factors contained in the “Risk Factors” sections of the Company’s Form 10-K for the year ended December 31, 2014 filed with the SEC on February 25, 2015, and in the Company’s other filings with the SEC. All information in this release is as of May 4, 2015. Except as required by law, the Company undertakes no obligation to update publicly any forward-looking statement made herein for any reason to conform the statement to actual results or changes in the Company’s expectations.
About BroadSoft
BroadSoft is the leading provider of software and services that enable mobile, fixed-line and cable service providers to offer Unified Communications over their Internet Protocol networks. The Company’s core communications platform enables the delivery of a range of enterprise and consumer calling, messaging and collaboration communication services, including private branch exchanges, video calling, text messaging and converged mobile and fixed-line services.
Financial Statements
The financial statements set forth below are not the complete set of the Company’s financial statements for the quarter and the year and are presented below without footnotes. Readers are encouraged to obtain and carefully review BroadSoft’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, including all financial statements contained therein and the footnotes thereto, once the report is filed with the SEC. Once filed with the SEC, the Form 10-Q may be retrieved from the SEC’s website at www.sec.gov or from BroadSoft’s website at www.broadsoft.com.

Contact Information
For further information contact:
Investor Relations:
John Kiang, CFA
+1-240-720-0625
jkiang@broadsoft.com
Media Contacts:
Caroline Higgins, Hotwire PR London, for BroadSoft UK
+44 (0) 20 7608 4643
caroline.higgins@hotwirepr.com

Brian Lustig, Bluetext PR for BroadSoft US
+1 301.775.6203
brian@bluetext.com

BSFT-F

BroadSoft, Inc.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	March 31, 2015	December 31, 2014
	(Unaudited)
Assets:
Current assets:
Cash and cash equivalents	$97,031	$101,543
Short-term investments	70,342	68,923
Accounts receivable, net of allowance for doubtful accounts of $274 and $286 at March 31, 2015 and December 31, 2014, respectively	72,544	81,794
Deferred tax assets, current	29,224	14,302
Other current assets	14,572	12,678
Total current assets	283,713	279,240
Long-term assets:
Property and equipment, net	15,877	14,363
Long-term investments	57,586	52,030
Intangible assets, net	17,520	15,568
Goodwill	66,791	65,303
Deferred tax assets	7,136	10,495
Other long-term assets	9,467	8,296
Total long-term assets	174,377	166,055
Total assets	$458,090	$445,295
Liabilities and stockholders’ equity:
Current liabilities:
Accounts payable and accrued expenses	$24,504	$21,222
Deferred revenue, current portion	83,549	87,423
Total current liabilities	108,053	108,645
Convertible senior notes	98,487	97,049
Deferred revenue	17,818	14,033
Deferred tax liabilities	1,189	1,289
Other long-term liabilities	4,217	4,030
Total liabilities	229,764	225,046
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value per share; 5,000,000 shares authorized at March 31, 2015 and December 31, 2014; no shares issued and outstanding at March 31, 2015 and December 31, 2014	—	—
Common stock, par value $0.01 per share; 100,000,000 shares authorized at March 31, 2015 and December 31, 2014; 29,071,592 and 28,943,336 shares issued and outstanding at March 31, 2015 and December 31, 2014, respectively	291	290
Additional paid-in capital	293,923	279,642
Accumulated other comprehensive loss	(11,911)	(7,712)
Accumulated deficit	(53,977)	(51,971)
Total stockholders’ equity	228,326	220,249
Total liabilities and stockholders’ equity	$458,090	$445,295

BroadSoft, Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended March 31,
	2015	2014
	(Unaudited)
Revenue:
License software	$22,936	$17,142
Subscription and maintenance support	25,409	21,126
Professional services and other	7,326	5,650
Total revenue	55,671	43,918
Cost of revenue:
License software	2,622	2,122
Subscription and maintenance support	8,787	7,446
Professional services and other	4,403	3,489
Total cost of revenue	15,812	13,057
Gross profit	39,859	30,861
Operating expenses:
Sales and marketing	17,268	17,856
Research and development	13,668	13,325
General and administrative	8,804	8,905
Total operating expenses	39,740	40,086
Income (loss) from operations	119	(9,225)
Other expense:
Interest expense, net	1,775	1,772
Other, net	1,707	37
Total other expense, net	3,482	1,809
Loss before income taxes	(3,363)	(11,034)
Benefit from income taxes	(1,357)	(3,582)
Net loss	$(2,006)	$(7,452)
Net loss per common share:
Basic	$(0.07)	$(0.26)
Diluted	$(0.07)	$(0.26)
Weighted average common shares outstanding:
Basic	28,991	28,419
Diluted	28,991	28,419
Stock-based compensation expense included above:
Cost of revenue	$841	$1,191
Sales and marketing	2,138	3,414
Research and development	1,823	3,206
General and administrative	1,241	2,571

BroadSoft, Inc.
SUMMARY OF CONSOLIDATED CASH FLOW ACTIVITY
(in thousands)

	Three Months Ended March 31,
	2015	2014
	(Unaudited)
Cash provided by (used in):
Operating activities	$4,129	$6,800
Investing activities	(15,463)	(25)
Financing activities	8,368	3,969

BroadSoft, Inc.
BILLINGS
(Unaudited)

	Three Months Ended March 31,
	2015	2014
	(in thousands)
Beginning of period deferred revenue balance	$101,456	$77,662
End of period deferred revenue balance	101,367	74,078
Decrease in deferred revenue	(89)	(3,584)
Revenue	55,671	43,918
Revenue plus net change in deferred revenue	$55,582	$40,334

BroadSoft, Inc.
LICENSE SOFTWARE BILLINGS
(Unaudited)

	Three Months Ended March 31,
	2015	2014
	(in thousands)
Beginning of period deferred license software revenue balance	$26,495	$20,149
End of period deferred license software revenue balance	30,771	18,760
Decrease in deferred license software revenue	4,276	(1,389)
License software revenue	22,936	17,142
License software revenue plus net change in deferred license software revenue	$27,212	$15,753

BroadSoft, Inc.
SUBSCRIPTION AND MAINTENANCE SUPPORT BILLINGS
(Unaudited)

	Three Months Ended March 31,
	2015	2014
	(in thousands)
Beginning of period deferred subscription and maintenance support revenue balance	$52,764	$46,975
End of period deferred subscription and maintenance support revenue balance	51,204	46,986
Decrease in deferred subscription and maintenance support revenue	(1,560)	11
Subscription and maintenance support revenue	25,409	21,126
Subscription and maintenance support revenue plus net change in deferred subscription and maintenance support revenue	$23,849	$21,137

BroadSoft, Inc.
PROFESSIONAL SERVICES AND OTHER BILLINGS
(Unaudited)

	Three Months Ended March 31,
	2015	2014
	(in thousands)
Beginning of period deferred professional services and other revenue balance	$22,197	$10,538
End of period deferred professional services and other revenue balance	19,392	8,332
Increase in deferred professional services and other revenue	(2,805)	(2,206)
Professional services and other revenue	7,326	5,650
Professional services and other revenue plus net change in deferred professional services and other revenue	$4,521	$3,444

BroadSoft, Inc.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Unaudited)

	Three Months Ended March 31,
	2015	2014
	(in thousands)
Non-GAAP cost of revenue:
GAAP license cost of revenue	$2,622	$2,122
(percent of related revenue)	11%	12%
Less:
Stock-based compensation expense	114	256
Amortization of acquired intangible assets	449	226
Non-GAAP license cost of revenue	$2,059	$1,640
(percent of related revenue)	9%	10%

GAAP subscription and maintenance support cost of revenue	$8,787	$7,446
(percent of related revenue)	35%	35%
Less:
Stock-based compensation expense	450	690
Amortization of acquired intangible assets	1,055	1,184
Non-GAAP subscription and maintenance support cost of revenue	$7,282	$5,572
(percent of related revenue)	29%	26%

GAAP professional services and other cost of revenue	$4,403	$3,489
(percent of related revenue)	60%	62%
Less:
Stock-based compensation expense	277	245
Non-GAAP professional services and other cost of revenue	$4,126	$3,244
(percent of related revenue)	56%	57%

	Three Months Ended March 31,
	2015	2014
	(in thousands)
Non-GAAP gross profit:
GAAP gross profit	$39,859	$30,861
(percent of total revenue)	72%	70%
Plus:
Stock-based compensation expense	841	1,191
Amortization of acquired intangible assets	1,504	1,410
Non-GAAP gross profit	$42,204	$33,462
(percent of total revenue)	76%	76%

GAAP license gross profit	$20,314	$15,020
(percent of related revenue)	89%	88%
Plus:
Stock-based compensation expense	114	256
Amortization of acquired intangible assets	449	226
Non-GAAP license gross profit	$20,877	$15,502
(percent of related revenue)	91%	90%

GAAP subscription and maintenance support gross profit	$16,622	$13,680
(percent of related revenue)	65%	65%
Plus:
Stock-based compensation expense	450	690
Amortization of acquired intangible assets	1,055	1,184
Non-GAAP subscription and maintenance support gross profit	$18,127	$15,554
(percent of related revenue)	71%	74%

GAAP professional services and other gross profit	$2,923	$2,161
(percent of related revenue)	40%	38%
Plus:
Stock-based compensation expense	277	245
Non-GAAP professional services and other gross profit	$3,200	$2,406
(percent of related revenue)	44%	43%

	Three Months Ended March 31,
	2015	2014
	(in thousands)
Non-GAAP income from operations:
GAAP income (loss) from operations	$119	$(9,225)
(percent of total revenue)	—%	(21)%
Plus:
Stock-based compensation expense	6,043	10,382
Amortization of acquired intangible assets	1,504	1,410
Non-GAAP income from operations	$7,666	$2,567
(percent of total revenue)	14%	6%

GAAP operating expense	$39,740	$40,086
(percent of total revenue)	71%	91%
Less:
Stock-based compensation expense	5,202	9,191
Non-GAAP operating expense	$34,538	$30,895
(percent of total revenue)	62%	70%

GAAP sales and marketing expense	$17,268	$17,856
(percent of total revenue)	31%	41%
Less:
Stock-based compensation expense	2,138	3,414
Non-GAAP sales and marketing expense	$15,130	$14,442
(percent of total revenue)	27%	33%

GAAP research and development expense	$13,668	$13,325
(percent of total revenue)	25%	30%
Less:
Stock-based compensation expense	1,823	3,206
Non-GAAP research and development expense	$11,845	$10,119
(percent of total revenue)	21%	23%

GAAP general and administrative expense	$8,804	$8,905
(percent of total revenue)	16%	20%
Less:
Stock-based compensation expense	1,241	2,571
Non-GAAP general and administrative expense	$7,563	$6,334
(percent of total revenue)	14%	14%

	Three Months Ended March 31,
	2015	2014
	(in thousands, except per share data)
Non-GAAP net income and income per share:
GAAP net loss	$(2,006)	$(7,452)
(percent of total revenue)	(4)%	(17)%
Adjusted for:
Stock-based compensation expense	6,043	10,382
Amortization of acquired intangible assets	1,504	1,410
Non-cash interest expense on our notes	1,540	1,432
Foreign currency transaction losses (gains)	1,707	37
Non-cash tax benefit	(1,506)	(3,626)
Non-GAAP net income	$7,282	$2,183
(percent of total revenue)	13%	5%

GAAP net loss per basic common share	$(0.07)	$(0.26)
Adjusted for:
Stock-based compensation expense	0.21	0.37
Amortization of acquired intangible assets	0.05	0.05
Non-cash interest expense on our notes	0.05	0.05
Foreign currency transaction losses (gains)	0.06	—
Non-cash tax benefit	(0.05)	(0.13)
Non-GAAP net income per basic common share	$0.25	$0.08

GAAP net loss per diluted common share	$(0.07)	$(0.26)
Adjusted for:
Stock-based compensation expense	0.20	0.35
Amortization of acquired intangible assets	0.05	0.05
Non-cash interest expense on our notes	0.05	0.05
Foreign currency transaction losses (gains)	0.06	—
Non-cash tax benefit	(0.05)	(0.12)
Non-GAAP net income per diluted common share *	$0.24	$0.07

* For the three months ended March 31, 2015 and 2014, the non-GAAP net income per diluted common share calculation included the dilutive effect of stock-based awards on the weighted average diluted common shares outstanding (such stock-based awards were not reflected in the corresponding GAAP diluted share calculations, as their effect would have been anti-dilutive as a result of the net losses for these periods). Total diluted weighted average common shares outstanding used for calculating non-GAAP net income per diluted common share were 30,082 thousand and 29,747 thousand for the three months ended March 31, 2015 and 2014, respectively.